UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 14, 2022

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

2022 Ionic Ventures Securities Purchase Agreement and 12% Convertible Promissory Note

On July 14, 2022, Simplicity Esports and Gaming Company (the “Company”) entered into a securities purchase agreement (the “2022 Ionic SPA”), dated as of July 14, 2022, with Ionic Ventures, LLC (“Ionic”), pursuant to which the Company issued a 12% promissory convertible note (the “2022 Ionic Note”) with a maturity date of September 14, 2022, in the principal sum of $27,500. In addition, the Company issued 935 shares of its common stock to Ionic as a commitment fee pursuant to the 2022 Ionic SPA. Pursuant to the terms of the 2022 Ionic Note, the Company agreed to pay to Ionic $27,500 and to pay interest on the principal balance at the rate of 12% per annum. The 2022 Ionic Note carries an original issue discount of $2,500. Accordingly, Ionic paid the purchase price of $25,000 in exchange for the 2022 Ionic Note. The Company intends to use the proceeds for working capital. Ionic may convert the 2022 Ionic Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the 2022 Ionic Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by Ionic upon, at the election of Ionic, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.10 per share, as the same may be adjusted as provided in the 2022 Ionic Note.

The Company may prepay the 2022 Ionic Note in accordance with the terms of the 2022 Ionic Note, with the understanding that two months of interest ($550) is guaranteed and earned in full as of July 14, 2022. The 2022 Ionic Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the 2022 Ionic Note or the 2022 Ionic SPA.

Upon the occurrence of any Event of Default (as defined in the 2022 Ionic Note), which has not been cured within the time prescribed in the 2022 Ionic Note, it shall become immediately due and payable and the Company shall pay to Ionic, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

2022 Ionic Ventures Common Stock Purchase Warrant

Pursuant to the terms of the 2022 Ionic SPA, on July 14, 2022, the Company also issued to Ionic a three-year warrant (the “2022 Ionic Warrant”) to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.00.

The description of the 2022 Ionic SPA, the 2022 Ionic Note, and the 2022 Ionic Warrant does not purport to be complete and is qualified in its entirety by reference to the 2022 Ionic SPA, the 2022 Ionic Note, and the 2022 Ionic Warrant, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, hereto and are incorporated herein by reference.

2022 Jefferson Street Securities Purchase Agreement and 12% Convertible Promissory Note

On July 14, 2022, the Company entered into a securities purchase agreement (the “2022 Jefferson Street SPA”), dated as of July 14, 2022, with Jefferson Street Capital, LLC (“Jefferson Street”), pursuant to which the Company issued a 12% promissory convertible note (the “2022 Jefferson Street Note”) with a maturity date of September 14, 2022, in the principal sum of $27,500. In addition, the Company issued 935 shares of its common stock to Jefferson Street as a commitment fee pursuant to the 2022 Jefferson Street SPA. Pursuant to the terms of the 2022 Jefferson Street Note, the Company agreed to pay to Jefferson Street $27,500 and to pay interest on the principal balance at the rate of 12% per annum. The 2022 Jefferson Street Note carries an original issue discount of $2,500. Accordingly, Jefferson Street paid the purchase price of $25,000 in exchange for the 2022 Jefferson Street Note. The Company intends to use the proceeds for working capital. Jefferson Street may convert the 2022 Jefferson Street Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the 2022 Jefferson Street Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by Jefferson Street upon, at the election of Jefferson Street, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.10 per share, as the same may be adjusted as provided in the 2022 Jefferson Street Note.

The Company may prepay the 2022 Jefferson Street Note in accordance with the terms of the 2022 Jefferson Street Note, with the understanding that two months of interest ($550) is guaranteed and earned in full as of July 14, 2022. The 2022 Jefferson Street Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the 2022 Jefferson Street Note or the 2022 Jefferson Street SPA.

Upon the occurrence of any Event of Default (as defined in the 2022 Jefferson Street Note), which has not been cured within the time prescribed in the 2022 Jefferson Street Note, it shall become immediately due and payable and the Company shall pay to Jefferson Street, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

2022 Jefferson Street Common Stock Purchase Warrant

Pursuant to the terms of the 2022 Jefferson Street SPA, on July 14, 2022, the Company also issued to Jefferson Street a three-year warrant (the “2022 Jefferson Street Warrant”) to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.00.

The description of the 2022 Jefferson Street SPA, the 2022 Jefferson Street Note, and the 2022 Jefferson Street Warrant does not purport to be complete and is qualified in its entirety by reference to the 2022 Jefferson Street SPA, the 2022 Jefferson Street Note, and the 2022 Jefferson Street Warrant, copies of which are filed as Exhibits 10.4, 10.5, and 10.6, respectively, hereto and are incorporated herein by reference.

2022 FirstFire Securities Purchase Agreement and 12% Convertible Promissory Note

On July 14, 2022, the Company entered into a securities purchase agreement (the “2022 FirstFire SPA”), dated as of July 14, 2022, with FirstFire Global Opportunities Fund, LLC (“FirstFire”), pursuant to which the Company issued a 12% promissory convertible note (the “2022 FirstFire Note”) with a maturity date of September 14, 2022, in the principal sum of $27,500. In addition, the Company issued 935 shares of its common stock to FirstFire as a commitment fee pursuant to the 2022 FirstFire SPA. Pursuant to the terms of the 2022 FirstFire Note, the Company agreed to pay to FirstFire $27,500 and to pay interest on the principal balance at the rate of 12% per annum. The 2022 FirstFire Note carries an original issue discount of $2,500. Accordingly, FirstFire paid the purchase price of $25,000 in exchange for the 2022 FirstFire Note. The Company intends to use the proceeds for working capital. FirstFire may convert the 2022 FirstFire Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the 2022 FirstFire Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by FirstFire upon, at the election of FirstFire, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.10 per share, as the same may be adjusted as provided in the 2022 FirstFire Note.

The Company may prepay the 2022 FirstFire Note in accordance with the terms of the 2022 FirstFire Note, with the understanding that two months of interest ($550) is guaranteed and earned in full as of July 14, 2022. The 2022 FirstFire Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the 2022 FirstFire Note or the 2022 FirstFire SPA.

Upon the occurrence of any Event of Default (as defined in the 2022 FirstFire Note), which has not been cured within the time prescribed in the 2022 FirstFire Note, it shall become immediately due and payable and the Company shall pay to FirstFire, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

2022 FirstFire Common Stock Purchase Warrant

Pursuant to the terms of the 2022 FirstFire SPA, on July 14, 2022, the Company also issued to FirstFire a three-year warrant (the “2022 FirstFire Warrant”) to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.00.

The description of the 2022 FirstFire SPA, the 2022 FirstFire Note, and the 2022 FirstFire Warrant does not purport to be complete and is qualified in its entirety by reference to the 2022 FirstFire SPA, the 2022 FirstFire Note, and the 2022 FirstFire Warrant, copies of which are filed as Exhibits 10.7, 10.8, and 10.9, respectively, hereto and are incorporated herein by reference.

2022 GS Capital Securities Purchase Agreement and 12% Convertible Promissory Note

On July 14, 2022, the Company entered into a securities purchase agreement (the “2022 FirstFire SPA”), dated as of July 14, 2022, with GS Capital Partners, LLC (“GS Capital”), pursuant to which the Company issued a 12% promissory convertible note (the “2022 GS Capital Note”) with a maturity date of September 14, 2022, in the principal sum of $27,500. In addition, the Company issued 935 shares of its common stock to GS Capital as a commitment fee pursuant to the 2022 GS Capital SPA. Pursuant to the terms of the 2022 GS Capital Note, the Company agreed to pay to GS Capital $27,500 and to pay interest on the principal balance at the rate of 12% per annum. The 2022 GS Capital Note carries an original issue discount of $2,500. Accordingly, GS Capital paid the purchase price of $25,000 in exchange for the 2022 GS Capital Note. The Company intends to use the proceeds for working capital. GS Capital may convert the 2022 GS Capital Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the 2022 GS Capital Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by GS Capital upon, at the election of GS Capital, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.10 per share, as the same may be adjusted as provided in the 2022 GS Capital Note.

The Company may prepay the 2022 GS Capital Note in accordance with the terms of the 2022 GS Capital Note, with the understanding that two months of interest ($550) is guaranteed and earned in full as of July 14, 2022. The 2022 GS Capital Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the 2022 GS Capital Note or the 2022 GS Capital SPA.

Upon the occurrence of any Event of Default (as defined in the 2022 GS Capital Note), which has not been cured within the time prescribed in the 2022 GS Capital Note, it shall become immediately due and payable and the Company shall pay to GS Capital, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

2022 GS Capital Common Stock Purchase Warrant

Pursuant to the terms of the 2022 GS Capital SPA, on July 14, 2022, the Company also issued to GS Capital a three-year warrant (the “2022 GS Capital Warrant”) to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.00.

The description of the 2022 GS Capital SPA, the 2022 GS Capital Note, and the 2022 GS Capital Warrant does not purport to be complete and is qualified in its entirety by reference to the 2022 GS Capital SPA, the 2022 GS Capital Note, and the 2022 GS Capital Warrant, copies of which are filed as Exhibits 10.10, 10.11, and 10.12, respectively, hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the 2022 Ionic Note, the 2022 Jefferson Street Note, the 2022 FirstFire Note and the 2022 GS Capital Note is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of July 14, 2022, by and between the registrant and Ionic Ventures, LLC.
10.2	Convertible Promissory Note, dated as of July 14, 2022, issued by the registrant in favor of Ionic Ventures, LLC.
10.3	Common Stock Purchase Warrant, dated as of July 14, 2022, issued by the registrant in favor of Ionic Ventures, LLC.
10.4	Securities Purchase Agreement, dated as of July 14, 2022, by and between the registrant and Jefferson Street Capital, LLC.
10.5	Convertible Promissory Note, dated as of July 14, 2022, issued by the registrant in favor of Jefferson Street Capital, LLC.
10.6	Common Stock Purchase Warrant, dated as of July 14, 2022, issued by the registrant in favor of Jefferson Street Capital, LLC.
10.7	Securities Purchase Agreement, dated as of July 14, 2022, by and between the registrant and FirstFire Global Opportunities Fund, LLC.
10.8	Convertible Promissory Note, dated as of July 14, 2022, issued by the registrant in favor of FirstFire Global Opportunities Fund, LLC.
10.9	Common Stock Purchase Warrant, dated as of July 14, 2022, issued by the registrant in favor of FirstFire Global Opportunities Fund, LLC.
10.10	Securities Purchase Agreement, dated as of July 14, 2022, by and between the registrant and GS Capital Partners, LLC.
10.11	Convertible Promissory Note, dated as of July 14, 2022, issued by the registrant in favor of GS Capital Partners, LLC.
10.12	Common Stock Purchase Warrant, dated as of July 14, 2022, issued by the registrant in favor of GS Capital Partners, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: July 22, 2022	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer